Exhibit 99.1

       Orion HealthCorp Confirms Company's Current Auditors Join New Firm


    ATLANTA--(BUSINESS WIRE)--July 14, 2006--Orion HealthCorp, Inc. (AMEX: ONH) today confirmed that its auditors, UHY Mann Frankfort Stein & Lipp CPAs, LLP ("UMFSL") had joined UHY LLP ("UHY"), an independent registered public accounting firm with which UMFSL had an affiliation. As a result, UMFSL has resigned as the Company's auditor of record, and UHY has been engaged as the replacement.
    Terrence L. Bauer, chief executive officer of Orion HealthCorp, said, "The engagement of UHY as our auditors is merely a formality because UMFSL, our prior auditors, recently joined UHY. For Orion HealthCorp, we believe that it means business as usual except that the name of the accounting firm has changed. We look forward to a continuation of the good relationship we have enjoyed for the last two years with our auditors. None of the reports of UMFSL on the Company's financial statements for either of the past two years or subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the Company's ability to continue as a going concern. Also, during the two most recent fiscal years of the Company and the interim period through June 27, 2006, preceding resignation, there were no disagreements between the Company and UMFSL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UMFSL, would have caused it to make reference to the subject matter of the disagreements in connection with its report."
    Orion HealthCorp, Inc. provides complementary business services to physicians through two wholly owned subsidiaries: Integrated Physician Solutions, Inc., providing business and management services to physician practices; and Medical Billing Services, Inc., providing physician billing and collection services and practice management solutions to hospital-based physicians. The core competency of the Company is its long-term experience and success in working with and creating value for physicians. For more information on Orion HealthCorp, Inc., visit the Company's website at www.orionhealthcorp.com.

    Certain statements in this press release constitute "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Acts"). Any statements contained herein that are not statements of historical fact are deemed to be forward-looking statements, including all statements regarding improving financial metrics and future growth.
    The forward-looking statements in this press release are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of Orion HealthCorp, Inc. and the other companies described herein. As actual operations and results may materially differ from those assumed in forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate. Forward-looking statements are subject to the safe harbors created in the Acts. Any number of factors could affect future operations and results, including without limitation, changes in federal or state healthcare laws and regulations and third party payer requirements, changes in costs of supplies, the loss of major customers, labor and employee benefits, an inability to obtain a forbearance on the Company's revolving lines of credit as a result of the Company's default of its financial covenants, increases in interest rates on the Company's indebtedness as well as general market conditions, competition and pricing, and the Company's ability to successfully implement its business strategies. Orion HealthCorp, Inc. undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.


    CONTACT: Orion HealthCorp, Inc.
             Terrence L. Bauer or Stephen H. Murdock, 678-832-1800